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                                                                   EXHIBIT 10.12

                         SUPPLEMENT TO PLEDGE AGREEMENT

         SUPPLEMENT TO PLEDGE AGREEMENT dated as of December __, 1999, made by GETTY IMAGES, INC., a Delaware corporation (the "Pledgor"), in favor of HSBC Investment Bank plc, as security agent and trustee for itself and each of the Lenders (as defined in the Pledge Agreement referred to below)(in such capacity together with its successors and assigns in such capacity, the "Security Agent"). All capitalized terms not defined herein shall have the meaning ascribed to them in the Pledge Agreement.


                              W I T N E S S E T H :

         WHEREAS, the Pledgor, certain parties (including without limitation the Pledgor) as borrowers, certain parties as guarantors, HSBC Investment Bank plc, as Arranger, Facility Agent and Security Agent, HSBC Bank plc as Overdraft Bank and the Banks have entered into that certain Credit Agreement, dated October 25, 1999 (as amended, novated or supplemented from time to time, the "Credit Agreement");

         WHEREAS, in connection with the Credit Agreement, the Pledgor and certain of its subsidiaries have entered into the Pledge Agreement, dated as of October 29, 1999 (as amended, supplemented or otherwise modified from time to time, the "Agreement") in favor of the Security Agent for the benefit of itself and the other Lenders;

         WHEREAS, the Credit Agreement requires the Pledgor to update Schedule I to the Pledge Agreement; and

         WHEREAS, the Pledgor has agreed to execute and deliver this Supplement to Pledge Agreement in order to update Schedule I to the Pledge Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Pledge Agreement. By executing and delivering this Supplement to Pledge Agreement, the Pledgor hereby updates Schedule I to the Pledge Agreement and the Pledgor, to secure the payment, discharge and performance of all of the Secured Liabilities upon the terms contained in the Pledge Agreement, grants, and is hereby deemed to grant, for the benefit of the Security Agent and the other Beneficiaries, a security interest in the Pledged Stock and other Collateral, which terms include and are deemed to include the shares of capital stock and other ownership interests in respect of the additional pledged company set forth in Annex 1-A. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule I to the Pledge Agreement. The Pledgor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Pledge Agreement is true and correct on and as of the date hereof (after giving effect to this Supplement to Pledge Agreement) as if made on and as of such date.





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         2. GOVERNING LAW. THIS SUPPLEMENT TO PLEDGE AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

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                  IN WITNESS WHEREOF, the undersigned has caused this Supplement to Pledge Agreement to be duly executed and delivered as of the date first above written.



                                             GETTY IMAGES, INC.


                                             By: _____________________

                                             Name:
                                             Title:



Acknowledged and agreed to as of the date first above written:


HSBC INVESTMENT BANK PLC, as Security Agent


By: ________________________
Name:
Title:

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